Prepared by, and after recording return to:
Michael S. Kosmas, Esquire
Jones, Day, Reavis & Pogue
1450 G Street, N.W., Suite 600
Washington, D.C. 20005



                              LEASEHOLD CREDIT LINE
                                  DEED OF TRUST
                             AND SECURITY AGREEMENT

                  THIS LEASEHOLD CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT (this "Deed of Trust"), dated as of the 8th day of December, 1998, from COVOL TECHNOLOGIES, INC., a Delaware corporation, having an address at 3280 North Frontage Road, Lehi, Utah 84043 (the "Borrower"), to ________________ and ________________, each a resident of West Virginia, having an address at
_____________________________________________________________     (collectively,
together with their successors in such capacity, the "Trustee"), for the benefit of MOUNTAINEER SYNFUEL, L.L.C., a Delaware limited liability company, having an address at 3280 North Frontage Road, Lehi, Utah 84043 (the "Beneficiary").


                                   WITNESSETH:

                  WHEREAS, pursuant to a Deed of Ground Lease dated as of May 5, 1998 between Upshur Property, Inc. and the Borrower (the "Ground Lease"), the Borrower has acquired a leasehold estate in certain real property located in Upshur County, West Virginia, described on Exhibit A attached hereto (the "Real Property"). A Memorandum of Lease setting forth certain information with respect to the Ground Lease is recorded immediately prior hereto.

                  WHEREAS, pursuant to a Promissory Note dated of even date herewith in an original maximum aggregate principal amount of NINE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($9,750,000.00) (the "Note"), the Borrower is indebted to the Beneficiary as more fully set forth therein. The amounts due from the Borrower to the Beneficiary pursuant to the Note are sometimes referred to hereinafter as the "Obligations".



                THIS IS A CREDIT LINE DEED OF TRUST SECURING THE
            PAYMENT OF THE MAXIMUM PRINCIPAL AMOUNT OF $9,750,000.00



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                  NOW,  THEREFORE,  for good  and  valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged, and FOR THE PURPOSE OF SECURING the Obligations (the original maximum aggregate amount of principal to be secured at any one time by this Deed of Trust being $9,750,000.00), and the full and punctual performance and observance by the Borrower of all the covenants, agreements, terms and conditions set forth herein, the Borrower does hereby irrevocably grant, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee, its successors and assigns, IN TRUST, WITH POWER OF SALE, for the benefit and security of the Beneficiary, under and subject to the terms and conditions hereinafter set forth, the following described property, to wit:

                  All of the right, title and interest of the Borrower under the Ground Lease and in and to the Real Property (collectively, the "Property");

                  TOGETHER WITH all interests, estates or other claims, both in law and in equity, which the Borrower now has or may hereafter acquire in (i) the Property, (ii) all easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and (iii) all tenements, hereditaments and appurtenances in any way belonging, relating or appertaining thereto;

                  TOGETHER WITH all estate, right, title and interest of the Borrower now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining to the Property, and any and all sidewalks, alleys, strips of land and gores adjacent to or used in connection therewith;

                  TOGETHER WITH all estate, right, title and interest of the Borrower, now owned or hereafter acquired, in and to any and all buildings and other improvements now or hereafter erected on the Property (collectively, the "Improvements");

                  TOGETHER WITH all estate, right, title and interest of the Borrower now owned or hereafter acquired, in and to all inventory, machinery, apparatus, equipment, materials, supplies, goods, fittings, fixtures and articles of personal property now or hereafter located on or at the Property or used in connection therewith (including in connection with the construction, renovation, or improvement thereof) and all additions, and accessions thereto, replacements therefor and proceeds and profits thereof (collectively, the "Personal Property");

                  TOGETHER WITH all estate, claim, demand, right (including all rights to possession and use, all options and other rights to give consents, modify, amend, extend, renew, terminate or purchase or sell), title and interest of the Borrower under all contracts, agreements, understandings or arrangements, whether written or oral, now or hereafter in effect relating to the development, construction, reconstruction, repair, alteration, addition to, improvement, replacement, use, operation or management of the Property and as lessee or lessor under any leases or occupancy arrangements relating to the Property, whether oral or written, now or hereafter in effect (all of the foregoing, collectively, the "Agreements"), provided that any of the

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Agreements  that by their  terms  or by  operation  of law  would  become  void, voidable or revocable if mortgaged, pledged or assigned hereunder or if a security interest therein were granted hereunder are expressly excepted and excluded from the lien of this Deed of Trust;

                  TOGETHER WITH all right, claim, demand, title and interest of the Borrower in, to and under all permits, approvals, certificates, variances, orders, exemptions and other authorizations, including any condominium permits, approvals, certificates, variances, orders, assumptions and other authorizations now or hereafter issued, made or granted with respect to the development, construction, reconstruction, repair, alteration, addition, improvement, replacement, use, operation or management of the Property (collectively, the "Permits"), provided that any of the Permits that by their terms or by operation of law would become void, voidable or revocable if mortgaged, pledged or assigned hereunder or if a security interest therein were granted hereunder are expressly excepted and excluded from the lien of this Deed of Trust;

                  TOGETHER WITH all reversion or reversions, remainder or remainders, rents, revenues, proceeds, issues, profits, royalties, income and other benefits of the Property, the Improvements, the Personal Property and the Agreements, and the Beneficiary is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same to the payment of the Obligations, notwithstanding the fact that the same may not then be due and payable;

                  TOGETHER WITH all right, title and interest of the Borrower in and to (i) all proceeds of the insurance required to be maintained under section
1.04 of this Deed of Trust and (ii) all awards heretofore or hereafter made to the Borrower with respect to any part of the Property, the Improvements, the Agreements, or the Personal Property as the result of the exercise of the power of eminent domain, including any awards for changes of the grades of streets, or as the result of any other damage to any part of the Property, the Improvements, the Agreements or the Personal Property for which compensation shall be given by any governmental authority (a "Condemnation"), and the Trustee is hereby authorized to collect and receive the proceeds thereof to the extent of the right, title and interest of the Borrower, to give proper receipts and acquittances therefor, and, at the direction of the Beneficiary, to apply the same to the payment of the Obligations, notwithstanding the fact that the same may not then be due and payable;

                  TOGETHER WITH any and all air rights, development rights, zoning rights or other similar rights or interests which benefit or are appurtenant to the Property or the Improvements or both and any proceeds arising therefrom;

                  Permitting the said Borrower to use and occupy the Property and the Improvements, until an Event of Default shall have occurred and be continuing;

                  All of the foregoing property is sometimes herein referred to as the "Trust Estate".


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                  TO HAVE AND TO HOLD the Trust Estate,  with all privileges and appurtenances thereunto belonging, to the Trustee and its successors in trust and, for the benefit of the Beneficiary and its successors and assigns forever.

                  PROVIDED ALWAYS, if the Obligations shall be paid in full according to the terms and provisions hereof and of the Note, then this Deed of Trust and the lien and estate hereby granted shall cease, determine and be void.

                  TO PROTECT THE SECURITY OF THIS DEED OF TRUST, THE BORROWER HEREBY COVENANTS AND AGREES AS FOLLOWS:


                                    ARTICLE I

                            Particular Covenants and
                           Agreements of the Borrower

                  Section 1.01. Payment of the Obligations; Title, etc. The Borrower shall pay the Obligations according to the terms of the Note. The Borrower warrants and represents that the Borrower (i) is lawfully possessed of a leasehold estate in the Property and is lawfully possessed of a fee title estate in and to the Improvements and the Personal Property, subject to no liens or encumbrances, and (ii) has full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee and Beneficiary all right, title and interest of the Borrower in and to the Trust Estate. The Borrower also warrants and represents that this Deed of Trust is given to secure indebtedness incurred in connection with the carrying on of a commercial enterprise. Subject to the rights of the Borrower under this Deed of Trust, the Borrower shall forever defend the title to the Trustee in and to the Trust Estate and the validity of the lien and estate hereof against the claims and demands of all persons whomsoever.

                  Section 1.02. Further Assurances.

                  (a) The Borrower shall execute, acknowledge and deliver, from time to time, such further instruments as the Trustee or the Beneficiary may reasonably require to accomplish the purposes of this Deed of Trust.

                  (b) The Borrower, immediately upon the execution and delivery of this Deed of Trust, and thereafter from time to time, shall cause this Deed of Trust, each supplement and amendment hereof (collectively, the "Recordable Document"), to be filed, registered or recorded and refiled, re-registered or re-recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and perfect the lien and estate of this Deed of Trust upon the Trust Estate. The Borrower shall, from time to time, perform or cause to be performed any other act as required by law and shall execute or cause to be executed any and all

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further instruments (including financing statements, continuation statements and similar statements with respect to any Recordable Document) (collectively, "UCC Documents") reasonably requested by the Trustee or the Beneficiary for such purposes. Without limiting the foregoing, not more than six months nor less than three months prior to the date on which any continuation statements are required to be filed with respect to any Recordable Document, the Borrower shall file all such continuation statements and send copies evidencing such filing to the Trustee and the Beneficiary. If the Borrower shall fail to execute any UCC Document by the date three (3) months prior to the date on which any continuation statement is required to be filed, the Beneficiary shall be and is hereby irrevocably appointed the agent and attorney-in-fact of the Borrower to execute such UCC Document.

                  (c) The Borrower shall pay all filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all expenses incident to the execution, acknowledgment and delivery of the Recordable Documents, and all Federal, State, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, acknowledgment and delivery of the Recordable Documents.

                  (d) The Borrower has not caused, accepted or permitted, and shall not cause, accept or knowingly permit, the disposal, release or threatened release on the Property of any hazardous substance, as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601, et seq., and to Borrower's knowledge no other owner, user or operator of the Property, past or present, has caused, accepted or permitted the disposal, release or threatened release of any hazardous substance on the Property.

                  Section 1.03. Compliance with Legal Requirements. The Borrower shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Trust Estate or any part thereof (collectively, "Legal Requirements"); provided, however, that if the Borrower contests in good faith and by appropriate proceedings the validity or applicability of any Legal Requirement so that the enforcement thereof is stayed or provides the Beneficiary with security in such amount and in such form as the Beneficiary may require, in its reasonable discretion, then, in either such case, compliance with the Legal Requirement in question shall be suspended during the pendency of such contest.

                  Section 1.04. Required Insurance. The Borrower shall at all times (i) keep the Trust Property insured for the benefit of Beneficiary, as its interests may appear, in an amount not less than one hundred percent (100%) of the full replacement cost of such Trust Property, (ii) carry and maintain or cause others to carry and maintain such liability and indemnity insurance as may be required from time to time by the Beneficiary, and (iii) carry and maintain or cause others to carry and maintain workers' compensation and disability insurance to the fullest extent required by law. Upon request of the Beneficiary, the originals of all such policies and renewals thereof, together with receipts satisfactory to the Beneficiary evidencing payment thereof, shall be delivered to and held by the Beneficiary.


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                  Section 1.05.  Insurance Proceeds.  (a) After the happening of any casualty to the Property, the Improvements or the Personal Property or any part thereof, the Borrower shall give prompt notice thereof to the Beneficiary and the Trustee.

                  (b) Any insurance proceeds shall be paid over promptly to the Beneficiary, and the Beneficiary, at its sole discretion, may apply such sums, in whole or in part, to the repair, restoration and replacement of the Property, the Improvements or the Personal Property, or to the payment of the indebtedness secured by this Deed of Trust in such order of priority as the Beneficiary shall determine.

                  Section 1.06. Assignments of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the Obligations, to the extent permitted by the Borrower's policies of insurance, all right, title and interest of the Borrower in and to all policies of insurance shall inure to the benefit of and pass to the successors in interest to the Borrower or the purchaser or grantee of the Trust Estate or any part thereof.

                  Section 1.07. Indemnification; Waiver of Offset. (a) If the Trustee or the Beneficiary is made a party defendant to any litigation concerning this Deed of Trust or the Trust Estate or any part thereof or interest therein, or concerning the occupancy thereof by the Borrower, and such litigation did not arise as a result of the gross negligence or willful misconduct of the Trustee or the Beneficiary, as the case may be, then the Borrower shall indemnify, defend and hold the Trustee or the Beneficiary, as the case may be, harmless from and against all liability by reason of said litigation, including reasonable attorneys' fees and expenses in any such litigation, whether or not any such litigation is prosecuted to judgment. If the Trustee or the Beneficiary in good faith commences an action against the Borrower to enforce any of the terms hereof or because of the breach by the Borrower of any of the terms hereof, or for the recovery of any of the Obligations, then the Borrower shall, to the extent permitted by law, pay to the Trustee or the Beneficiary, as the case may be, its reasonable attorneys' fees and expenses, and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment, provided that the Borrower shall not be liable for any amounts to be paid in settlement unless Borrower has consented in writing to such settlement, which consent shall not be unreasonably withheld. If a Default shall occur and be continuing, the Trustee or the Beneficiary may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any Default by the Borrower, the Borrower shall, to the extent permitted by law, pay the reasonable attorneys' fees and expenses incurred by the Trustee or the Beneficiary, as the case may be, whether or not an action is actually commenced against the Borrower by reason of such Default. The Borrower will assume the defense of any action against the Trustee or the Beneficiary covered by the indemnification set forth in this Section, including the retaining of counsel selected by Borrower and the payment by the Borrower of reasonable counsel's fees and expenses relating to such defense and of the aggregate amount to be paid at settlement of any litigation if such settlement is effected with the written consent of the

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Borrower.  The  Trustee  and the  Beneficiary  shall  have the  right to  retain separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee
and/or  the   Beneficiary   unless  the  retaining  of  such  counsel  has  been
specifically authorized in writing by the Borrower or the use of counsel chosen by the Borrower to represent the Trustee and/or the Beneficiary would present such counsel with a conflict of interest.

                  (b) The Borrower hereby waives any and all right to claim or recover against the Trustee or the Beneficiary, or their respective officers, employees, agents and representatives, for loss of or damage to the Borrower, the Trust Estate, the property of the Borrower or the property of others under the control of the Borrower from any cause insured against or required to be insured against under this Deed of Trust unless arising from the gross negligence or willful misconduct of the Trustee or the Beneficiary.

                  Section 1.08. Impositions. The Borrower shall pay, or, where a third party is responsible for payment, cause the payment by third parties, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments, water and sewer rates, utility charges and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against the Property, the Improvements, the Personal Property or any other part of the Trust Estate or upon the lien or estate of the Trustee or the Beneficiary therein (collectively, "Impositions"), as well as all claims for labor, materials or supplies which, if unpaid, might by law become a prior lien thereon, and as soon as possible after request by the Trustee or the Beneficiary shall cause receipts showing payment of any of the foregoing to be exhibited; provided, however, that if by law any Imposition may be paid in installments (whether- or not interest shall accrue on the unpaid balance thereof), such Imposition may be paid in installments (together with accrued interest on the unpaid balance thereof) as the same respectively become due, before any fine, penalty or cost attaches thereto; provided further, however, that if the Borrower or other party responsible for payment contests in good faith and by appropriate proceedings the validity or applicability of any Imposition or claims for labor, materials or supplies and provides to the Beneficiary security in such amount and in such form as the Beneficiary may reasonably require, then, in either such case, compliance with the Imposition in question may be suspended during the pendency of such contest.

                  Section 1.09. Limitations of Use. Without the consent of the Beneficiary, the Borrower shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property and the Improvements or any part thereof.

                  Section 1.10. Encumbrances. The Borrower shall discharge all existing liens and encumbrances on the Property.

                  Section 1.11. Estoppel Certificates. The Borrower shall upon request by the Beneficiary, but not more often than twice per calendar year, within twenty (20) days of such

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request furnish to the Beneficiary a written statement,  duly  acknowledged,  of the unpaid amount of the Obligations and whether any offsets or defenses exist against the Obligations.

                  Section 1.12. Actions by Trustee and/or Beneficiary to Protect Trust Estate. If the Borrower shall fail to (i) perform and observe any of the terms, covenants or conditions required to be performed or observed by it; (ii) cause the insurance required by section 1.04 to be effected; (iii) make (or cause to be made) the payments required by section 1.02(c) or section 1.08; or
(iv) perform or observe any other covenants or agreements to be performed or observed by the Borrower hereunder, the Trustee or the Beneficiary may, without obligation so to do, at any time after ten (10) days' written notice to the Borrower (except in any emergency) and for so long as such failure by the Borrower continues, effect, pay, perform or observe the same. Each sum, including reasonable attorneys' fees, so expended by the Trustee or Beneficiary or expended to sustain the lien and estate of this Deed of Trust or its priority, or to protect or enforce any of the rights of the Trustee or the Beneficiary under this Deed of Trust, shall (together with interest thereon from and including the date of expenditure of such sum until the same shall be paid in full at the rate of ten percent (10%) per annum (the "Default Rate")) be a lien on the Trust Estate, be deemed to be added to the Obligations, and be paid by the Borrower within ten (10) days after demand therefor. In any action or proceeding to enforce this Deed of Trust or to recover or collect the
Obligations, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

                  Section 1.13. Condemnation. (a) If the Property, the Improvements or the Personal Property or any part thereof or interest therein, are taken or damaged by reason of any Condemnation, or if the Borrower receives any notice or other information regarding such proceeding, the Borrower shall give prompt notice thereof to the Beneficiary and the Trustee.

                  (b) Subject to the rights of the landlord under the Ground Lease with respect to compensation in connection with any taking of all or part of the Property, all compensation, awards and other payments or relief in any condemnation (collectively, "Condemnation Proceeds") shall, at the option of the Beneficiary, be distributed first to the Beneficiary to be applied to the payment of the indebtedness secured by this Deed of Trust in such order of priority as the Beneficiary shall determine. The Beneficiary shall be entitled at its option to participate in any compromise or settlement in connection with such Condemnation, and the Borrower shall within ten (10) Business Days after request therefor, reimburse the Beneficiary for all out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Beneficiary in connection with such participation. The Borrower shall not make any compromise or settlement in connection with any Condemnation without the approval of the Beneficiary.

                  Section 1.14. Additional Security. If the Beneficiary at any time holds additional security for the Obligations, and if an Event of Default shall have occurred and be continuing, the Beneficiary may enforce the sale thereof or otherwise realize upon the same, at its option, either before or concurrently herewith or after a sale is made hereunder.


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                  Section 1. 15.  Disposition  of Trust Estate.  Notwithstanding
any other provision hereof, and except with respect to the sale of inventory in the ordinary course of business, the Borrower shall not sell, assign, transfer, pledge or otherwise transfer or encumber or dispose of all or part of the Trust Estate, whether voluntary or by operation of law, except with the prior written consent of the Beneficiary.

                  Section 1.16. Subordination of Leases. All leases or subleases entered into by the Borrower (or any other entity representing the Borrower or succeeding to the Borrower's position) in respect of the Property shall be subordinate to and subject to this Deed of Trust and shall contain a clause to that effect.

                  Section 1.17. Hazardous Materials; Contamination.

                  (a) The Borrower represents, warrants and covenants that (i) the Trust Estate and the business operations occurring thereon comply with all applicable federal, state and local environmental and hazardous waste laws and regulations; (ii) no enforcement actions are pending or threatened against the Trust Estate; (iii) to the best of its knowledge, during the period of its ownership of the Trust Estate, there has been no disposal, release or threatened release of hazardous substances, wastes or materials or environmental contaminants on, from or under the Trust Estate; (iv) it has no knowledge of (and has no reason to have knowledge of) any presence, disposal, release or threatened release of any hazardous substances, wastes or materials or environmental contaminants on, from or under the Trust Estate that may have occurred prior to the Borrower's acquisition of title to the Trust Estate; (v) neither it nor to the best of its knowledge any lessee under any lease has received any notice from any governmental agency of a violation of any environmental or hazardous waste law or regulation; (vi) it has not used and does not intend to use or to allow the Trust Estate to be used in a manner which would violate applicable federal, state and local environmental or hazardous waste laws or regulations; (vii) during the period of its ownership of the Trust Estate there has been no litigation or administrative enforcement actions or proceedings brought or, to its knowledge, threatened to be brought, nor has the Borrower reached any settlements with anyone alleging the presence, disposal, release or threatened release of any hazardous waste, substance or material or any environmental contaminant on, from or under the Trust Estate and (viii) it shall keep or cause the Trust Estate to be kept free of hazardous wastes. The terms "disposal", "release", "threatened release", "hazardous substances", "hazardous wastes" "hazardous materials" and "environmental contaminants" mean and include any hazardous, toxic or dangerous waste, substance, or material, or any disposal, discharge, release, or threatened release, or any term defined as such in (or for purposes of) the federal Comprehensive Environmental Response, Compensation, and Liability Act, as amended, the Resources Conservation and Recovery Act, as amended, the Federal Clean Water Act, as amended, the Federal Clean Air Act, as amended, the Emergency Planning and Community Right to Know Act, as amended, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter may be in effect.

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                  (b) The  Borrower  shall  comply  with all  laws,  ordinances, orders, rules and regulations of all federal, state, county and municipal governments and appropriate departments, commissions, boards and officers thereof which now are or at any time in the future may be (i) applicable to the Trust Estate or (ii) related to asbestos, radon, environmental conditions, environmental contaminants, toxic wastes, hazardous wastes, hazardous materials, solid wastes or similar matters (collectively, "Legal Requirements"). The Borrower shall indemnify and hold harmless the Trustee or the Beneficiary and their affiliates from and against all loss, cost, liability and expense. (x) in any manner arising out of or related to any violation of or failure to comply with any Legal Requirement, (y) imposed upon the Trustee or the Beneficiary, an affiliate of the Trustee or the Beneficiary or the Borrower by any Legal Requirement or (z) in any manner arising out of or related to the presence, use, storage, disposal or transport of any hazardous materials or environmental contaminants found in, on or under, or affixed to, or emanating from, the Trust Estate (including, without limitation, (i) all foreseeable and all unforeseeable damages, directly or indirectly arising out of the use, generation, storage or disposal of hazardous materials or environmental contaminant by the Borrower or any prior owner or operator of the Trust Estate, and (ii) all costs of any required or necessary repair, clean-up or detoxification and the preparation of any closure or other required plans), whether such action is required or necessary prior to or following transfer of title to the Trust Estate, to the full extent that such action is attributable, directly or indirectly, to the presence or use, generation, storage, release, threatened release or disposal of hazardous materials or environmental contaminants by any person on the Trust
Estate; provided that this. sentence shall not apply to any loss, cost, liability or expense arising from the act of the Trustee or Beneficiary or the failure of the Trustee or the Beneficiary to act when legally required to do so. The foregoing indemnity shall survive the repayment in full of the Obligations. If any action or proceeding is brought against the Beneficiary in respect of or in connection with any of the foregoing indemnified matters, the Borrower shall upon notice from the Beneficiary defend such action or proceeding by counsel satisfactory to the Beneficiary. The Trust Estate shall at all times comply with all zoning, subdivision regulations, building restrictions and other Legal Requirements.

                  (c) The Borrower, as promptly as possible upon request, but only if the Beneficiary has a good faith reason to believe that a problem exists, shall furnish to the Beneficiary a radon and/or other hazardous waste and/or other environmental contaminant inspection report, at the cost and expense of the Borrower, covering the Trust Estate (i) in form, scope and substance satisfactory to the Beneficiary and (ii) prepared by an inspector selected and commissioned by the Beneficiary. At the election of the Beneficiary, the Borrower shall remove, encapsulate or otherwise deal with any radon and/or other hazardous waste and/or other environmental contaminant on the Trust Estate at the Borrower's cost and expense in a manner reasonably satisfactory to the Beneficiary.

                  Section 1.18. Deed of Trust Secures Future Advances. This Deed of Trust is a credit line deed of trust for the purposes of Section 38-1-14 of the West Virginia Code, and the aggregate principal amount of the loans or indebtedness secured by this Deed of Trust shall not exceed the maximum principal amount of $9,750,000.00, and this Deed of Trust is also security

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for the  payment of  interest on such  principal  sums and for taxes,  insurance premiums and other obligations, including interest thereon, undertaken by the Beneficiary or the Trustee (to the extent permitted by law) pursuant to the provisions of this Deed of Trust. THE INDEBTEDNESS SECURED HEREBY PROVIDES FOR NON-OBLIGATORY FUTURE ADVANCES PURSUANT TO THE TERMS OF THE NOTE NOT TO EXCEED THE MAXIMUM PRINCIPAL AMOUNT OF $9,750,000.00. ALL NOTICES OF LIENS, CLAIMS OR
ENCUMBRANCES   AGAINST  THE  PROPERTY  COVERED  HEREBY  SHALL  BE  SENT  TO  THE
BENEFICIARY  AT THE ADDRESS  SPECIFIED  IN THE FIRST  PARAGRAPH  OF THIS DEED OF
TRUST.


                                   ARTICLE II

                               Security Agreement

                  Section 2.01. Creation of Security Interest in the Trust Estate. The Borrower hereby grants to the Beneficiary a security interest in such portion of the Trust Estate that is not real property (including all of the Personal Property, the Agreements and the Permits) for the purpose of securing the Obligations.

                  Section 2.02. Representations and Warranties of the Borrower. The Borrower hereby warrants, represents and covenants that: (a) the Personal Property is not used or bought for personal, family or household purposes; and
(b) this Deed of Trust constitutes a Security Agreement as that term is used in the Uniform Commercial Code in effect in the State of West Virginia.

                  Section 2.03. Fixture Fling. This instrument is to be filed for record in the real estate records of the County in which the Real Property is located so as to serve as a fixture filing pursuant to West Virginia Code Chapter 46, Article 9, Section 402.

                  Section 2.04. Technology License. The Borrower hereby grants to the Beneficiary an irrevocable non-exclusive, royalty-free license to use the technology of the Borrower described on Exhibit B hereto at the Property at any and all times, but otherwise subject to the terms and conditions of the May 5, 1998 Technology License and Binder Purchase Agreement between the Borrower and the Beneficiary (i) during which an Event of Default has occurred and is continuing, or (ii) following a foreclosure pursuant to this Deed of Trust until such time as the Note and all obligations of the Borrower under the Deed of Trust and under any judgement obtained with respect to the Note or this Deed of Trust have been satisfied in full.






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                                   ARTICLE III

                        Events of Default; Remedies; Etc.


                  Section 3.01. Event of Default. Borrower shall be in default under this Agreement upon the occurrence and continuation of any of the following events or conditions (each, an "Event of Default"):

                  (a) an "Event of Default" as specified and defined in the Note or in the Security Agreement of even date herewith between the Borrower and Mountaineer Synfuel, L.L.C.

                  (b) any material default in the performance of any obligation of Borrower hereunder; and

                  (c) levy or seizure, or attachment of any of the Trust Estate.

                  Section 3.02. Remedies.

                  (a) If an Event of Default shall have occurred and be continuing, this Deed of Trust may, to the extent permitted by law, be enforced as a deed of trust and the Trustee or the Beneficiary may exercise any right, power or remedy permitted to it hereunder or by law, and, without limiting the generality of the foregoing, the Trustee or the Beneficiary may, to the extent permitted by law:

                           (i) enter and take  possession of the Trust Estate or
                  any part thereof, exclude the Borrower and all persons claiming under the Borrower whose claims are junior to this Deed of Trust, wholly or partly therefrom, and use, operate, manage and control the same as the Beneficiary shall deem best, and upon such entry, from time to time at the expense of the Trust Estate, make all such repairs, replacements, alterations, additions or improvements to the Trust Estate or any part thereof as the Beneficiary may deem proper; and

                           (ii) personally or by agents,  with or without entry,
                  if the Beneficiary shall deem it advisable:

                                    (a)  exercise  THE POWER OF SALE  granted by
                           this Deed of Trust and sell all or any portion of the Trust Estate in accordance with applicable West Virginia law for cash in hand on the day of sale, unless otherwise

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                           specified by the Beneficiary to the highest bidder at
                           public auction at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as the Beneficiary may deem appropriate and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

                                    (b)  proceed  to  protect  and  enforce  its
                           rights under this Deed of Trust, by suit for specific performance of any covenant contained herein, or in aid of the execution of any power granted herein, or for the foreclosure of this Deed of Trust and the sale of the Trust Estate under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Trustee or the Beneficiary shall deem most effectual for such purpose or;

                                    (c)  exercise  any or  all  of the  remedies
                           available to a secured party under the applicable Uniform Commercial Code, including:

                                            (1) either personally or by means of
                                    a court appointed receiver,  take possession
                                    of all or any of the  Trust  Estate  that is
                                    not real property and exclude  therefrom the
                                    Borrower and all persons  claiming under the
                                    Borrower and thereafter  hold,  store,  use,
                                    operate,  manage, maintain and control, make
                                    repairs,     replacements,      alterations,
                                    additions and  improvements  to and exercise
                                    all  rights and  powers of the  Borrower  in
                                    respect  of all or any of the  Trust  Estate
                                    that   is   not   real   property.   If  the
                                    Beneficiary demands or attempts to take possession of all or any of the Trust Estate that is not real property in the exercise of any rights hereunder, the Borrower shall promptly turn over and deliver complete possession thereof to the Beneficiary;

                                            (2) without notice to or demand upon
                                    the Borrower  make such payments and do such
                                    acts as the  Beneficiary  may deem necessary
                                    to protect its  security  interest in all or
                                    any of the  Trust  Estate  that is not  real
                                    property   including   paying,   purchasing,
                                    contesting or  compromising  any encumbrance
                                    which  is  prior  to  or   superior  to  the
                                    security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

                                            (3) require the Borrower to assemble
                                    all or any of the Trust Estate that is not real property at a place designated by the

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                                    Beneficiary  and convenient to both parties,
                                    and   promptly   to   deliver   it  to   the
                                    Beneficiary,  or  its  designated  agent  or
                                    representative.  The  Beneficiary,  and  its
                                    agents and  representatives,  shall have the
                                    right  to  enter  upon  the   premises   and
                                    property of the Borrower to exercise the Beneficiary's rights hereunder;

                                            (4) sell, lease or otherwise dispose
                                    of all or any of the  Trust  Estate  that is
                                    not real  property at public  sale,  with or
                                    without  having  all or  any  of  the  Trust
                                    Estate  that  is not  real  property  at the
                                    place of sale,  and upon  such  terms and in
                                    such   manner   as   the   Beneficiary   may
                                    reasonably determine (the Trustee or the Beneficiary may be a purchaser at any such sale); and

                                            (5) the  Beneficiary  shall give the
                                    Borrower at least ten (10) days' prior notice of the time and place of any public sale of all or any of the Trust Estate that is not real property or other intended disposition thereof.

                  (b) If an Event of Default shall have occurred and be continuing, the Beneficiary, to the extent permitted by law, shall be entitled as a matter of right to the appointment of a receiver of the Trust Estate, without notice or demand, without the requirement for a bond, and without regard to the adequacy of the security for the Obligations or the solvency of the Borrower. The Borrower hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Beneficiary in case of entry as provided in section 3.01(a)(i) and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Estate, unless such receivership is sooner terminated.

                  (c) If an Event of Default shall have occurred and be continuing, the Borrower hereby also assents to the passage of a decree by a court of competent jurisdiction for the sale of the Trust Estate pursuant to the terms of this Deed of Trust and applicable West Virginia law.

                  (d) In any sale under any provision of this Deed of Trust or pursuant to any judgment or decree of court, the Trust Estate, to the extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as the Trustee or the Beneficiary may elect, without regard to the right of the Borrower, or any person claiming under the Borrower to the marshalling of assets. The purchaser at any such sale shall take title to the Trust Estate or the part thereof so sold free and discharged of the estate of the Borrower therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including the Beneficiary and the Trustee, may purchase at any such sale. Upon the completion of any such sale made by the Trustee or the Beneficiary or by virtue of this
Section 3.01, the Trustee shall execute and deliver to the purchaser an appropriate instrument which shall

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effectively  transfer all of the  Borrower's  and the Trustee's  estate,  right, title, interest, property, claim and demand in and to the Trust Estate or portion thereof so sold, but without any covenant or warranty, express or implied. The Trustee and the Beneficiary are hereby irrevocably appointed the attorneys-in-fact of the Borrower in its name and stead to make all appropriate transfers and deliveries of the Trust Estate or any portions thereof so sold and, for that purpose, the Beneficiary or the Trustee, or both, may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, the Borrower hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Any sale or sales made under or by virtue of this Deed of Trust, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Borrower in and to the Trust Estate, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Borrower and against any and all persons claiming or who may claim the same, or any part thereof, by through or under the Borrower. The powers and agency herein granted are coupled with an interest and are irrevocable.


                  (e) In the event that foreclosure proceedings are instituted hereunder but are not completed, Trustee shall be reimbursed for all reasonable costs and expenses so incurred by Trustee, together with interest thereon until paid at the Default Rate.

                  Section 3.03. Application of Proceeds. The proceeds of any enforcement of this Deed of Trust, including any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Deed of Trust shall be applied as determined by the Beneficiary in a manner consistent with Section 38-1-7 of the Code of West Virginia, as from time to time amended.

                  Section 3.04. Right to Sue. If an Event of Default has occurred and is continuing, the Trustee and the Beneficiary shall have the right from time to time to sue for any sums required to be paid by the Borrower under the terms of this Deed of Trust as the same become due, without regard to whether or not the Obligations shall be, or have become, due and without prejudice to the right of the Trustee or the Beneficiary thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence of any Event of Default existing at the time such earlier action was commenced.

                  Section 3.05. Powers of the Trustee and the Beneficiary.

                  (a) The Trustee or the Beneficiary may at any time or from time to time renew or extend this Deed of Trust, alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release or reconvey any portion of the Trust Estate or any other security, and grant such extensions and indulgences in relation to the Obligations, or release any person liable therefor as the Trustee or the Beneficiary may determine without the consent of any junior lien or

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         encumbrancer,  without  any  obligation  to  give  notice  of any  kind thereto, without in any manner affecting the priority of the lien and estate of this Deed of Trust on or in any part of the Trust Estate, and without affecting the liability of the Borrower or any other person liable for any of the Obligations;

                  (b) No right or remedy herein conferred upon or reserved to the Trustee or the Beneficiary is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any right or remedy under this Deed of Trust, and the failure of the Trustee or the Beneficiary to insist at any time upon the strict observance or performance of any of the provisions of this Deed of Trust, or to exercise any right or remedy provided for herein, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof, and

                  (c) The Trustee and the Beneficiary, and each of them, shall be entitled to enforce payment and performance of any of the Obligations and to exercise all rights and powers under this Deed of Trust or any laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Trustee's or the Beneficiary's right to realize upon or enforce any other security now or hereafter held by the Trustee or the Beneficiary, it being stipulated that the Trustee and the Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by the Trustee or the Beneficiary in such order and manner as they, in their sole discretion, may determine; every power or remedy given by this Deed of Trust to the Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Beneficiary, and either of them may pursue inconsistent remedies.

                  (d) The Trustee may act through its agent or attorney and it shall not be necessary for the Trustee to be present in person at any foreclosure sale under this Deed of Trust.

                  Section 3.06. Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption. To the extent permitted by law, the Borrower shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provision of this Deed of Trust; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Trust Estate or any portion thereof prior to any sale or sales thereof which may be made under or by virtue of Section 3.01; and the Borrower, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. The Borrower for itself and all who may claim under it, hereby waives, to the extent permitted by applicable law, any and all rights and equities of redemption from sale

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under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Deed of Trust and (if an Event of Default shall have occurred and be continuing) all notice or notices of seizure, and all right to have the Trust Estate marshalled upon any foreclosure hereof. Neither the Trustee nor the Beneficiary shall be obligated to pursue or exhaust its rights or remedies as against any other part of the Trust Estate nor shall the Borrower have the right to have the Trustee or the Beneficiary proceed in any particular order.


                                   ARTICLE IV

                                   The Trustee

                  Section 4.01. Acceptance by Trustee. The Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

                  Section 4.02. Compensation. The Trustee waives any statutory fee and shall accept reasonable compensation from the Beneficiary in lieu thereof for any services rendered by it in accordance with the terms hereof.

                  Section 4.03. Action in Accordance With Instructions. Upon receipt by the Trustee of instructions from the Beneficiary at any time or from time to time, the Trustee shall (a) give any notice or direction or exercise any right, remedy or power hereunder or in respect of any part or all of the Trust Estate as shall be specified in such instructions and (b) approve such direction or exercise as satisfactory to the Trustee or to the Beneficiary. The Trustee may, but need not, take any of such actions in the absence of such instructions. At any time or from time to time, upon request of the Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the liability of any person for payment of the Obligations, the Trustee shall reconvey all or any part of the Trust Estate, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien and estate hereof. If there is at any time more than one person or entity serving as Trustee hereunder, either of them or any successor of either of them may act on behalf of the Trustee.

                  Section 4.04. Resignation. The Trustee may resign at any time upon giving not less than 60 days' prior notice to the Beneficiary, but shall continue to act as trustee until its successor shall have been chosen and qualified.

                  Section 4.05. Successor Trustee. In the event of the death, removal, resignation or refusal or inability of the Trustee to act, or for any reason at any time, the Beneficiary shall have the irrevocable power, with or without cause, without prior notice of any kind, and without applying to any court, to select and appoint a successor trustee. Each such appointment and substitution shall be made by notice to the Borrower, the Trustee and successor trustee and by recording notice of such in each office in which this Deed of Trust is recorded. Such notice shall

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be executed and acknowledged by the Beneficiary and shall be conclusive proof of proper appointment of the successor trustee. Such successor shall not be required to give bond for the faithful performance of its duties unless required by the Beneficiary.


                                    ARTICLE V

                                  Miscellaneous

                  Section 5.01. Release by Trustee. Upon payment by Borrower of the Obligations and the Trustee's expenses, the Trustee shall release this Deed of Trust by an instrument duly acknowledged, in form for recording.

                  Section 5.02. Notices. All notices, requests, demands, consents, approvals or other communications to, upon or by any party hereto shall be sent to the parties at the addresses set forth in the first paragraph of this Deed of Trust or at such other address as may be specified in writing to the parties. The address of the Beneficiary as specified is the address for the party secured by this Deed of Trust.

                  Section 5.03. Amendments, Waivers, Etc. This Deed of Trust cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the party against whom enforcement of such modification, change or discharge is sought. No amendment shall be deemed approved by or consented to by or effective against the Beneficiary unless approved in writing by MSDW Synfuels II, Inc. and Fannie Mae.

                  Section 5.04. Successors and Assigns. This Deed of Trust shall bind and inure to the benefit of the parties hereto and their respective successors and assigns and shall run with the Property, except that the Borrower may not assign its rights or delegate its obligation hereunder without the prior consent of the Beneficiary.

                  Section 5.05. Severability. If any term or provision of this Deed of Trust or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law. Should this Deed of Trust be or become ineffective as a deed of trust, then it shall be construed and enforced as a realty mortgage with the Borrower being the mortgagor and the Beneficiary being the mortgagee.

                  Section 5.06. No Merger. If both the lessor's and lessee's estates under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien and estate created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, the Beneficiary shall

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continue to have and enjoy all of the rights and  privileges of the  Beneficiary as to the separate estates. In addition, upon foreclosure of this Deed of Trust, any such lease shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless the Beneficiary or any purchaser at such foreclosure sale shall so elect.

                  Section 5.07. Limitation of Interest. It is the intention of the Borrower and the Beneficiary in the execution of the Note to contract in strict compliance with all applicable usury laws. In furtherance thereof, the Beneficiary and the Borrower stipulate that none of the terms and provisions contained in the Note shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. The Borrower shall never be liable for unearned interest on the Obligations and shall never be required to pay interest thereon at a rate in excess of the maximum interest which may be lawfully charged under applicable usury laws and this Section 5.07 shall control over all other provisions of the Note executed in connection herewith or therewith which may be in apparent conflict herewith. If the Beneficiary shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on the Obligations to a rate in excess of that permitted to be charged by applicable usury laws, all such sums deemed to constitute interest in excess of the legal rate shall be immediately returned to the Borrower upon such determination.

                  Section 5.08. Trust is Irrevocable. The trust created hereby is irrevocable by the Borrower subject to defeasance in accordance with this Deed of Trust.

                  Section 5.09. Governing Law. This Deed of Trust shall be governed by and interpreted in accordance with the law of the State of West Virginia.

                  Section 5. 10. Beneficial Owner. The beneficial owner and holder of the Obligations at the time of execution and delivery hereof is the Beneficiary, whose resident address is stated in the first paragraph of this Deed of Trust.

                  Section 5.11. Status of Parties. It is understood and agreed that the relationship of the Borrower and the Beneficiary is that of borrower and lender and that nothing herein or in the Note or any document evidencing or securing the same shall be construed to constitute a partnership, joint venture or co-tenancy among the Borrower or the Beneficiary.



                        [Signatures begin on next page.]

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                  IN WITNESS WHEREOF, this Deed of Trust has been duly executed, acknowledged and delivered by the Borrower as of the day and year first above written.

                            COVOL TECHNOLOGIES, INC.

[SEAL]                                               By:   /Stanley M. Kimball/
                                                        ------------------------
                            Name: Stanley M. Kimball
                                                     Title:  President



State of _______Utah________) City/County of _Utah________________), to wit:

         On this _8th_ day of December, 1998, before me, __Asael T. Sorensen, Jr._, a notary public in and for the above-said jurisdiction, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument as __President_________ of Covol Technologies, Inc., the company which executed and delivered the within instrument and acknowledged to me that, being informed of the contents thereof, he executed and delivered the same, voluntarily in his capacity as such, for the purposes therein stated, on behalf of said company as the free act and deed of said company.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]                                               /Asael T. Sorensen, Jr./
                                  Notary Public




This Deed of Trust was
prepared by:                 Michael S. Kosmas, Esq.
                           Jones, Day, Reavis & Pogue
                         1450 G Street, N.W., Suite 600
                             Washington, D.C. 20005



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